AMENDED CONFIRMATION


Date         February 2, 1998

To:          Foamex L.P. ("Foamex")

Attention:   George Karpinski
             Tel:  610-859-3107
             Fax:  610-859-3032

From:        Citibank, N.A. New York ("Citibank")

Fax No:      416-941-7432

Transaction Reference Numbers:  97L100

     The purpose of this communication is to set forth the terms and conditions of the above-Referenced Transaction entered into on the Trade Date specified below (the "Transaction") between you and us and amended (the "Amendment") as of the Amendment Date specified below. This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below and amends, restates and supersedes any prior Confirmation for this Transaction.

     The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of March 31, 1994 (the "Agreement") between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Reference Number:     97L100

Notional Amount:                  USD 150,000,000

Trade Date:                       June 5, 1997

Amendment Date:                   January 6, 1998

Effective Date:                   June 12, 1997

Termination Date:                 June 12, 2002; provided, however, Citibank may
                                  designate December 13, 1999 or any June 12 or
                                  December 12 thereafter as the Termination Date of this Transaction by notice to Foamex on the day that is two Business Days prior to such date. No payment shall be made by either party as a result of such termination.

         Fixed Amounts:
         --------------

Fixed Rate Payer:                 Citibank

Fixed Rate Payer Payment Dates:   December 12, 1997 and thereafter each June 12
                                  and December 12 to and Including the
                                  Termination Date, subject to adjustment in accordance with the Modified Following
                                  Business Day Convention

Fixed Rate:                       6.44 percent

Fixed Rate Day Count Fraction:    30/360

         Floating Amounts:
         -----------------

Floating Rate Payer               Foamex

Floating Rate Payer Payment
Dates: December 12, 1997 and thereafter each June 12 and December 12 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for the
Calculation Period from, and
including, December 12, 1997
to, but excluding June 12, 1998
and from, and including,
June 12, 1998 to, but excluding
December 12,1998:                 5.78 percent

Floating Rate Option for all
Calculation Periods commencing
on or after December 12, 1998:    USD-LIBOR-BBA

Designated Maturity:              6 Months

Floating Rate Day Count Fraction: Actual/360

Business Days:                    New York and London

Calculation Agent:                Citibank

         3.    Account Details:
               ----------------

Payments to Citibank:             Account for payments:
                                  Citibank, N.A.  New York
                                  ABA # 021000089
                                  Account No. 00167679
                                  Financial Futures
                                  Reference Swap 97L100

Payments to Foamex:               Account for payments:
                                  Citibank, N.A. New York
                                  ABA # 021000089
                                  Account No. 4059-7235
                                  Account Name: Foamex L.P.
                                  Reference: Swap 97L100

     Foamex hereby agrees (a) to check this Confirmation (Reference No.: 97L100) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the term of the agreement between Citibank and Foamex with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Facsimile No. 416-941-7432.

                                                   Very truly yours,

                                                   CITIBANK, N.A. NEW YORK

                                                   By: /s/ Nancy Ling
                                                       -------------------------
                                                   Name: Nancy Ling
                                                         Assistant Manager

Agreed and Accepted By:

FOAMEX L.P.

By: /s/ George Karpinsky
    -------------------------
Name:   George Karpinski
Title:  Senior Vice President

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